Exhibit 10.21.10

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of August 13, 2020, is delivered by the Persons listed on Annex 1-A hereto (the “Joining Parties”) pursuant to the Security and Pledge Agreement, dated as of September 1, 2017, among LT-1 Custody Trust, LT-2 Custody Trust, LT-3 Custody Trust, LT-4 Custody Trust, LT-5 Custody Trust, LT-6 Custody Trust, LT-7 Custody Trust, LT-8 Custody Trust, Beneficient Capital Company, L.L.C. and HCLP Nominees, L.L.C. (the “Lender”) (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Joinder Agreement, the “Security Agreement”). Capitalized terms used herein without definition are used as defined in the Security Agreement.

By executing and delivering this Joinder Agreement, as of the date hereof, the Joining Parties hereby (a) become parties to the Security Agreement as Pledgors thereunder with the same force and effect as if originally named as Pledgors therein and (b) expressly assume all obligations and liabilities of a Pledgor thereunder. The Joining Parties hereby agree to be bound as Pledgors for the purposes of the Security Agreement.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedule II to the Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Security Agreement.

The Joining Parties hereby represent and warrant that each of the representations and warranties contained in Section 4 of the Security Agreement applicable to them is true and correct in all material respects (but in all respects in the case of any representation or warranty qualified by “material” or “Trust Material Adverse Effect”) on and as of the date hereof as if made on and as of such date.

This Joinder Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Notwithstanding any other provision herein, it is expressly understood and agreed by the parties hereto that (a) this Joinder Agreement is executed and delivered by Delaware Trust Company, not individually or personally, but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreements of the Pledgors, (b) each of the representations, undertakings and agreements herein made on the part of a Pledgor is made and intended not as personal representations, undertakings and agreements by Delaware Trust Company but is made and intended for the purpose for binding only each Pledgor, (c) nothing herein contained shall be construed as creating any liability on Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of the Pledgors or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by a Pledgor under this Joinder Agreement or any other related documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, THE UNDERSIGNED HAVE CAUSED THIS JOINDER AGREEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.

LT-9 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-12 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-14 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-15 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

[Signature Page to Joinder Agreement (First Lien DST Security and Pledge Agreement)]

LT-16 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-17 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-18 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-19 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

[Signature Page to Joinder Agreement (First Lien DST Security and Pledge Agreement)]

LT-20 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-21 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-22 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-23 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-24 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

[Signature Page to Joinder Agreement (First Lien DST Security and Pledge Agreement)]

LT-25 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-26 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-27 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-28 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

[Signature Page to Joinder Agreement (First Lien DST Security and Pledge Agreement)]

ACKNOWLEDGED AND AGREED,
as of the date first above written:

HCLP NOMINEES, L.L.C.,
as Lender

By: Crossmark Master Holdings, LLC its Manager

By:	/s/ David Wickline
Name: David Wickline
Title: Manager

[Signature Page to Joinder Agreement (First Lien DST Security and Pledge Agreement)]

BENEFICIENT CAPITAL COMPANY, L.L.C.,
as Borrower

By:	/s/ Greg Ezell
Name: Greg Ezell
Title: Chief Financial Officer

[Signature Page to Joinder Agreement (First Lien DST Security and Pledge Agreement)]

LT-1 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-2 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-3 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-4 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

[Signature Page to Joinder Agreement (First Lien DST Security and Pledge Agreement)]

LT-5 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-6 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-7 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

LT-8 CUSTODY TRUST

By: Delaware Trust Company, not in its individual capacity but solely as Trustee

By: /s/ Alan Halpern
Name: Alan R. Halpern
Title: Vice President

[Signature Page to Joinder Agreement (First Lien DST Security and Pledge Agreement)]

ANNEX 1-A

LT-9 CUSTODY TRUST

LT-12 CUSTODY TRUST

LT-14 CUSTODY TRUST

LT-15 CUSTODY TRUST

LT-16 CUSTODY TRUST

LT-17 CUSTODY TRUST

LT-18 CUSTODY TRUST

LT-19 CUSTODY TRUST

LT-20 CUSTODY TRUST

LT-21 CUSTODY TRUST

LT-22 CUSTODY TRUST

LT-23 CUSTODY TRUST

LT-24 CUSTODY TRUST

LT-25 CUSTODY TRUST

LT-26 CUSTODY TRUST

LT-27 CUSTODY TRUST

LT-28 CUSTODY TRUST